UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release dated April 11, 2008, by the Company regarding the Baltimore Sun’s report on the first patient worldwide to be cured of sickle cell disease using Revimmune™ therapy for bone marrow transplant. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our BiovaxID™ and or Revimmune™ product and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Biovest’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: April 11, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 11, 2008 titled “Biovest Media Alert: Baltimore Sun Reports on First Patient Worldwide to be Cured of Sickle Cell Disease Using Revimmune Therapy for Bone Marrow Transplant”

Biovest Media Alert: Baltimore Sun Reports on First Patient Worldwide to be Cured of Sickle Cell Disease Using Revimmune Therapy for Bone Marrow Transplant

TAMPA, FLORIDA – April 11, 2008 – Biovest International, Inc. (OTCBB: BVTI), a majority-owned subsidiary of Accentia Biopharmaceuticals, Inc. (NASDAQ: ABPI), today reported that the Baltimore Sun has published an article written by Stephanie Desmon profiling Revimmune™ (high-dose cyclophosphamide) and reports on studies conducted by Johns Hopkins University researchers showing treatment with Revimmune demonstrates remarkable promise for the elimination of transplant rejection, including bone marrow transplant usage to cure chronic illnesses such as sickle cell anemia.

The article reports on the first patient, who was told she had just months to live, but was then cured of sickle cell disease using an experimental bone marrow transplant made possible by therapy with Revimmune.

To access the Revimmune article, please visit:

http://www.baltimoresun.com/news/nation/bal-te.sickle30mar30,0,4193226.story

Biovest holds the worldwide, exclusive license to Revimmune for the treatment and prevention of transplant rejection including rejection following a bone marrow transplant, and the Company intends to file an IND for a pivotal Phase 3 clinical trial of Revimmune usage in bone marrow transplants to treat and possibly cure sickle cell anemia.

Background on Revimmune

Developed by Dr. Richard Jones, Dr. Robert Brodsky, and colleagues at Johns Hopkins University School of Medicine, Revimmune uses an already-approved active pharmaceutical (cyclophosphamide) in a novel, ultra-high dose, pulsed administration to eliminate unwanted immune reactions in a new patent-pending method for the treatment and prevention of a broad range of diseases including transplant rejection and rejection following a bone marrow transplant, which has been licensed to Biovest. Revimmune holds the potential to be the first effective treatment to protect against certain life-threatening complications associated with transplants, including the prevention of Graft-Versus-Host Disease. Revimmune includes a risk management program to enhance patient safety by ensuring appropriate patient selection, supportive care, and tracking of outcomes data.

About Biovest International, Inc.

Biovest International, Inc. (OTCBB: BVTI) is a pioneer in the development of advanced individualized immunotherapies for life-threatening cancers of the blood system. Biovest is a majority-owned subsidiary of Accentia Biopharmaceuticals, Inc., (NASDAQ:ABPI) with its remaining shares publicly traded. Biovest has a foundation in the manufacture of biologics for research and clinical trials. In addition, Biovest develops, manufactures and markets patented cell culture systems, including the innovative AutovaxID™, which is being marketed as an automated vaccine manufacturing instrument and for production of cell-based materials and therapeutics. Biovest is currently conducting a pivotal Phase 3 clinical trial for BiovaxID®, which is a patient-specific anti-cancer vaccine focusing on the treatment of follicular non-Hodgkin’s lymphoma. BiovaxID has been granted Fast Track status by the FDA.

For further information, visit the Company Web site at: www.Biovest.com

Biovest International, Inc. Corporate Contacts:

Douglas Calder, Director of Investor Relations & Public Relations

Phone: (813) 864-2554, ext.258 / Email: dwcalder@biovest.com

or

Susan Bonitz, Ph.D., Director, Program Coordination

Phone: (813) 864-2554, ext.277 / Email: sbonitz@accentia.net

Forward-Looking Statements:

Statements in this release that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, statements about Revimmune™, BiovaxID®, AutovaxID™, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

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